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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 12, 2002
                                                           -------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    1-13794                  13-3818402
            --------                    -------                  ----------

 (State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
-------------------------                                       -----

(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     33-90786                13-3818407
          --------                     --------                ----------

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
-------------------------                                       -----

(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   33-90786-01               13-3818405
         --------                   -----------               ----------

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
   of incorporation)                                      Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                       08401
-------------------------                                       -----

(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

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ITEM 5.  OTHER EVENTS.

     Filed herewith, as Exhibit 99.1, is a News Release, dated June 12, 2002, of Trump Hotels & Casino Resorts, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1 News Release, dated June 12, 2002, of Trump Hotels & Casino Resorts, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRUMP HOTELS & CASINO RESORTS, INC.

Date: June 13, 2002                 By: /S/ JOHN P. BURKE
                                        ------------------
                                    Name:   John P. Burke
                                    Title:  Executive Vice President and
                                            Corporate Treasurer

                                    TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.

                                    By: Trump Hotels & Casino Resorts, Inc., its
                                    general partner


Date: June 13, 2002                 By: /S/ JOHN P. BURKE
                                        -----------------
                                    Name:   John P. Burke
                                    Title:  Executive Vice President and
                                            Corporate Treasurer

                                    TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

Date: June 13, 2002                 By: /S/ JOHN P. BURKE
                                        -----------------
                                    Name:   John P. Burke
                                    Title:  Executive Vice President and
                                            Corporate Treasurer

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                                  EXHIBIT INDEX


Exhibit No.     Description                                         Page No.
-----------     -----------                                         --------

99.1            News Release, dated June 12, 2002, of Trump Hotels & Casino
                Resorts, Inc.